                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002


     In connection with the Annual Report of The Houston Exploration Company (the "Company") on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Karnes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ John H. Karnes
---------------------------------------------------------
Name:  John H. Karnes
Title: Senior Vice President and Chief Financial Officer
       The Houston Exploration Company

November 12, 2003